BYLAWS
OF
NORFOLK SOUTHERN CORPORATION
As Amended November 28, 2016

ARTICLE I

Stockholders' Meetings

SECTION 1.  Annual Meeting.  The annual meeting of the stockholders of the corporation shall be held on such date in March, April, May or June as the board of directors may designate.  If the date of the annual meeting shall be a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday.

SECTION 2.  Special Meetings.  Special meetings of the stockholders shall be held (a) whenever called by the chief executive officer or by a majority of the directors or (b) subject to the provisions of this Section 2, and all other applicable sections of these Bylaws, whenever called by the Secretary upon written request (a "Special Meeting Request") of one or more record holders of shares of stock of the corporation representing not less than 20% of the voting power of all outstanding shares of all classes of stock of the corporation entitled to vote on the matter(s) proposed to be voted on at such meeting (the "Requisite Percentage"). For purposes of this Section 2(b) and for determining the Requisite Percentage, a beneficial owner shall be deemed to own the shares of stock of the corporation that such beneficial owner would be deemed to own pursuant to Rule 200(b) under the Securities Exchange Act of 1934, as amended.  For purposes of determining the Requisite Percentage, the deemed ownership of any record holder or beneficial owner shall exclude any shares as to which such record holder or beneficial owner, as the case may be, does not have the right to vote or direct the vote at the special meeting. The Board of Directors shall determine in good faith whether all requirements set forth in this Section 2(b) have been satisfied and such determination shall be binding on the corporation and its stockholders.
(i) A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary at the principal executive offices of the corporation (the date on which the Secretary receives the request is the “Delivery Date”). A Special Meeting Request shall be valid only if it is signed and dated by each record holder submitting the Special Meeting Request ("Requesting Stockholder"), and includes (A) a statement of the specific purpose(s) of the special meeting (including the text of any resolution proposed for consideration) and the reasons for conducting such business at the special meeting; (B) in the case of any director nominations proposed to be presented at the special meeting, the information required by Section 7 of Article II; (C) in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 9(c) of this Article I; (D) a representation that each Requesting Stockholder, or one or more representatives of each such stockholder, intends to appear in person at the special meeting to present the proposal(s) or business to be brought before the special meeting; (E) an agreement by the Requesting

Stockholders to notify the corporation promptly in the event of any disposition prior to the record date for the special meeting of shares of the corporation owned of record or beneficially; and (F) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the Delivery Date; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence that the beneficial owners of such shares (i) join in the special meeting request and (ii) beneficially own the Requisite Percentage as of the Delivery Date. In addition, the Requesting Stockholders shall: (1) notify the corporation of any inaccuracy or change (within two business days of becoming aware of such inaccuracy or change) in any information previously provided in the Special Meeting Request; and (2) promptly update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided shall be true and complete as of the record date for the special meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five business days after the record date.
(ii) A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if: (A) the Special Meeting Request does not comply with these Bylaws; (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action or is otherwise unlawful; (C) the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) 30 days after the first anniversary of the date of the previous annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board, a "Similar Item"), other than the election of directors, was included on the agenda at any annual or special meeting of stockholders held not more than 12 months before the Special Meeting Request is delivered; (E) a Similar Item is included in the corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders called by the Board of Directors for a date - or was included on the agenda of such a meeting on a date - within 90 days of the Delivery Date (and, for purposes of this clause (E), the election or removal of directors shall be deemed to be a "Similar Item" with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); or (F) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law.
(iii) Special meetings of stockholders called pursuant to this Section 2(b) must be held within 120 days after the Delivery Date.
(iv) If none of the Requesting Stockholders appear or send a representative to present the business to be presented for consideration specified in the Special Meeting Request, the corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the corporation.

SECTION 3.  Time and Place.  All meetings of the stockholders shall be held at the time and place stated in the notice of meeting.

SECTION 4.  Quorum.  The holders of a majority of the outstanding shares of capital stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders.  If less than a quorum is present at an annual or special meeting, then a majority in interest of the stockholders present in person or by proxy may from time to time adjourn the meeting to a fixed time and place, no further notice of any adjourned meeting being required.  Each stockholder shall be entitled to one vote in person or by proxy for each share entitled to vote then outstanding in his name on the books of the corporation.

SECTION 5.  Record Date.  The board of directors may fix in advance a date as the record date for a determination of stockholders for any purpose, such date to be not more than seventy days before the meeting or action requiring a determination of stockholders.

SECTION 6.  Electronic Transmission of Notice.  Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation, under any provision of the Virginia Stock Corporation Act, the articles of incorporation or these bylaws, shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (ii) such inability becomes known to the secretary of the corporation or any assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.  Notice given pursuant to this Section shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting when such notice is directed to the record address of the stockholder or to such other address at which the stockholder has consented to receive notice, upon the later of such posting or the giving of such separate notice; and (4) if by any other form of electronic transmission, when consented to by the stockholder.

SECTION 7.  Conduct of Meetings.  The chief executive officer, or any officer or director he may designate, shall preside over all meetings of the stockholders as chairman.  The chairman shall be authorized to declare whether any business is properly brought before a meeting, and, if he or she shall declare that it is not so brought, such business shall not be transacted.  The chairman of the meeting, at his or her discretion, may adjourn the meeting from time to time, whether or not there is a quorum, and may determine the date, time and place that a meeting so adjourned is to reconvene.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.  The secretary of the corporation, or an assistant secretary, shall act as secretary of all the meetings, if present.  If the secretary or an assistant secretary is not present, the chairman of the meeting shall appoint a secretary.

The board of directors, prior to the annual meeting of the stockholders each year, shall appoint one or more inspectors of election to act at such annual meeting and at all other meetings of stockholders held during the ensuing year.  In the event of the failure of the board to make such appointment or if any inspector of election shall for any reason fail to attend and to act at such meeting, an inspector or inspectors of election, as the case may be, may be appointed by the chairman of the meeting.  The inspectors of election shall determine the qualification of voters, the validity of proxies and the results of ballots.

SECTION 8.  Electronic Authorization.  A stockholder or a stockholder's duly authorized attorney-in-fact may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram, internet transmission, telephone transmission or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which the inspectors of election can determine that the transmission was authorized by the stockholder or the stockholder's duly authorized attorney-in-fact.  If it is determined that any such transmission is valid, the inspectors shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION 9.  Notice of Business Other Than Nominations for Director.  No business may be transacted at an annual or special meeting of stockholders other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder (i) who is a stockholder on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who gives to the corporation notice in writing of the proposal, provided that such written notice is received at the principal executive office of the corporation, addressed to the secretary of the corporation, (A) in the case of an annual meeting, not less than ninety (90) nor more than one hundred sixty (160) calendar days prior to the anniversary date of the immediately preceding annual meeting and, (B) in the case of a special meeting, not later than the tenth calendar day next following the date on which notice of the holding of the special meeting is mailed to stockholders or public disclosure of the date of the special meeting was made, whichever first occurs.  Clause (c) of this Section 9, Article I, shall be the exclusive means for a stockholder to submit business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended and included in the corporation's notice of meeting) before an annual or special meeting.  The written notice given to the corporation shall include (i) the specific language on which stockholders will be asked to vote, (ii) the name and address of such stockholder, (iii) (A) the class or series and number of shares of the capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder and any Stockholder Affiliate (as defined below) and (B) any derivative positions with respect to the corporation's securities held or beneficially held by the proposing stockholder and any Stockholder Affiliate and whether and to the extent to which the proposing stockholder or Stockholder Affiliate is, or within the preceding twelve months was, a party to or participant in any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Affiliate with respect to the corporation's securities, (iv) a representation as to the existence and nature of any agreement or understanding between the proposing stockholder and any Stockholder Affiliate (including the identity(ies) of any Stockholder Affiliate) in connection with bringing the proposal, and (v) a representation as to any material interest of the proposing stockholder and any Stockholder Affiliate in the subject matter of the proposal.  The requirements of this Section 9 are in addition to any other applicable requirements.  Notwithstanding the foregoing provisions of this Section 9, if the stockholder (or a designated representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

"Stockholder Affiliate" of any stockholder means (x) any person directly or indirectly controlling or controlled by, or under common control or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the corporation owned of record or beneficially by the stockholder and (z) any person directly or indirectly controlling or controlled by, or under common control or acting in concert with such Stockholder Affiliate.

SECTION 10. Proxy Access for Director Nominations. The corporation shall include in its proxy statement and on its form of proxy for any annual meeting of stockholders at which directors are to be elected the name, together with the Required Information (as defined below), of any person nominated for election to the board of directors (a “Stockholder Nominee”) identified in a notice that satisfies Section 7 of Article II and is received at the principal executive office of the corporation, addressed to the secretary of the corporation, not less than one hundred twenty (120) calendar days prior to the anniversary date of the immediately preceding mailing date for the notice of annual meeting of stockholders, delivered by one or more stockholders who - at the time the request is delivered - satisfy the ownership and other requirements of both this Section 10 of Article I and Section 7 of Article II (such stockholder or stockholders, and any Associated Person (as defined below) of such stockholder or stockholders, the “Eligible Stockholder”), and who expressly elects as a part of providing the notice required by this Section (the “Notice”) to have its nominee included in the corporation’s proxy materials pursuant to this Section 10. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice has been given or with respect to which there is a public announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of the Notice as described in this Article I, Section 10.

(a)For purposes of this Section 10, the “Required Information” that the corporation shall include in its proxy statement is (i) the information concerning the Stockholder Nominee and Eligible Stockholder that, as determined by the corporation, is required to be disclosed in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, and (ii) if the Eligible Stockholder so elects, a Statement (as defined below). For purposes of this Section 10, “Associated Person” means any affiliate or associate of, or any other party acting in concert with or on behalf of, (i) a stockholder nominating a Stockholder Nominee or (ii) any beneficial owner on whose behalf the stockholder is acting.

(b)The number of Stockholder Nominees (including any Stockholder Nominees elected to the board of directors at either of the two preceding annual meetings who are standing for reelection and any Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the corporation’s proxy materials pursuant to this Section 10 but either are subsequently withdrawn or that the board of directors or any committee designated by the board of directors decided to nominate for election to the board of directors (a “Board Nominee”)) appearing in the corporation’s proxy materials with respect to a meeting of stockholders shall not exceed the greater of (i) two Stockholder Nominees and (ii) 20% of the number of directors in office as of the last day on which Notice may be delivered, or if such amount is not a whole number, the closest whole number below 20%. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 10 exceeds this maximum number, each Eligible Stockholder shall select one Stockholder Nominee for inclusion in the corporation’s proxy materials until the maximum number is reached, going in the order of the amount (largest to smallest) of shares of the corporation’s stock eligible to vote in the election of directors each Eligible Stockholder disclosed as owned in the Notice of the nomination submitted to the corporation. If the maximum number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the maximum number is reached.

(c)An Eligible Stockholder must have owned (as defined below) 3% or more of the outstanding shares of the corporation’s stock eligible to vote in the election of directors continuously for at least three years (the “Required Shares”) as of both the date the Notice is delivered to or mailed and received by the corporation and the record date for determining stockholders entitled to vote at the meeting and must continue to own the Required Shares through the meeting date. For purposes of satisfying the foregoing ownership requirement under this Section 10,

(1)
the shares of stock of the corporation owned by one or more stockholders, or by the person or persons who own shares of the corporation’s stock and on whose behalf any stockholder is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20, and further provided that the group of stockholders shall have provided to the secretary of the corporation as a part of providing the Notice a written agreement executed by each of its members designating one of the members as the exclusive member to interact with the corporation for purposes of this Section 10 and Section 7 of Article II on behalf of all members, and

(2)
two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer, or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or person for this purpose. Whenever an Eligible Stockholder consists of a group of stockholders or persons, any and all requirements and obligations for an Eligible Stockholder set forth in this Article I, Section 10 must be satisfied by and as to each such stockholder or person, except that shares may be aggregated as specified in this Article I, Section 10(c) and except as otherwise provided in this Article I, Section 10.

(d)Within the time period specified in this Section for providing the Notice, an Eligible Stockholder must provide in writing to the secretary of the corporation the information required to be provided by Section 7 of Article II. Within five business days of providing the Notice, an Eligible Stockholder also must provide in writing to the secretary of the corporation the following additional information:

(1)
one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Notice is delivered to or mailed and received by the corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date,

(2)	the written consent of each Stockholder Nominee to be named in the proxy statement as a nominee and to serve as a director if elected,

(3)	a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act,

(4)
a representation that the Eligible Stockholder (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent, (B) has not nominated and will not nominate for election to the board of directors at the meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 10, (C) has not engaged in and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(1) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Stockholder Nominee(s) or a Board Nominee, (D) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the corporation, (E) intends to continue to own the Required Shares through the date of the meeting, and (F) will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects, and does not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and

(5)
an undertaking that the Eligible Stockholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the corporation’s stockholders or out of the information that the Eligible Stockholder provided to the corporation, (B) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 10, (C) file with the Securities and Exchange Commission all soliciting and other materials as required under subsection (j) of this Section 10, and (D) comply with all other applicable laws, rules, regulations and listing standards with respect to any solicitation in connection with the meeting. The inspectors of elections shall not give effect to the Eligible Stockholder’s votes with respect to the election of directors if the Eligible Stockholder does not comply with each of the representations in clause (4) above.

(e)For purposes of this Section 10:

(1)
an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the corporation’s stock as to which a stockholder who is the Eligible Stockholder or is included in the group that constitutes the Eligible Stockholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (i) sold by or on behalf of such stockholder in any transaction that has not been settled or closed, (ii) borrowed by or on behalf of such stockholder for any purpose or purchased by such stockholder pursuant to an agreement to resell or (iii) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by or on behalf of such stockholder whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount of value of outstanding shares of the corporation’s stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such stockholder’s full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder.

(2)
A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares.

(3)
A stockholder’s ownership of shares shall be deemed to continue during (A) any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the stockholder, or (B) loaned such shares, provided that the person has the power to recall such loaned shares on not more than five business days’ notice.

(4)
Whether outstanding shares of the corporation’s stock are “owned” for these purposes shall be determined by the board of directors, which determination shall be conclusive and binding on the corporation and its stockholders.

(f)The Eligible Stockholder may provide to the secretary of the corporation, within the time period specified for providing the Notice, a written statement for inclusion in the corporation’s proxy statement for the meeting, not to exceed 500 words, in support of the Stockholder Nominee’s candidacy (“the “Statement”). Notwithstanding anything to the contrary contained in this Section, the corporation may omit from its proxy materials any information or Statement that it believes would violate any applicable law, rule, regulation or listing standard.

(g)The corporation shall not be required to include, pursuant to this Section 10, a Stockholder Nominee in its proxy materials

(1)	for any special meeting of stockholders,

(2)	if the nominating Notice does not expressly elect to have its nominee included in the corporation’s proxy materials pursuant to this Section 10,

(3)
if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(1) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Stockholder Nominee(s) or a Board Nominee,

(4)
who is not independent under the listing standards of the principal exchange upon with the corporation’s stock is traded, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the board of directors in determining and disclosing the independence of the corporation’s directors, as determined by the board of directors,

(5)
whose election as a member of the board of directors would cause the corporation to be in violation of these Bylaws, the corporation’s Articles of Incorporation, the listing standards of the principal exchange upon which the corporation’s stock is traded, or any applicable state or federal law, rule or regulation,

(6)	who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914,

(7)	who is named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a proceeding within the past 10 years,

(8)	who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended,

(9)
if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, as determined by the board of directors, or

(10)
if the Eligible Stockholder or applicable Stockholder Nominee otherwise breaches any of its or their obligations, agreements or representations under this Section 10 of Article I or Section 7 of Article II.

(h)Notwithstanding anything to the contrary set forth herein, the chairman of the meeting shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation, if the Stockholder Nominee(s) and/or the applicable Eligible Stockholder shall have breached its or their obligations, agreements or representations under this Section 10 of Article I or Section 7 of Article II, as determined by the board of directors or the chairman of the meeting.

(i)In addition to the information required to be provided by the Eligible Stockholder by this Section 10 of Article I and Section 7 of Article II, each Stockholder Nominee and each Board Nominee shall provide to the secretary of the corporation, within two weeks of receipt of the secretary’s written request therefore, the following information:

(1)
a completed copy of the corporation’s form of director’s questionnaire and a written consent of the Stockholder Nominee or the Board Nominee to the corporation following such process for evaluation of such nominee as the corporation follows in evaluating any other potential Board Nominee, as provided by the secretary of the corporation;

(2)
the Stockholder Nominee’s or the Board Nominee’s agreement to comply with the corporation’s corporate governance, conflict of interest, confidentiality, stock ownership and stock trading policies, as provided by the secretary or chief legal officer; and

(3)
written confirmation that the Stockholder Nominee or the Board Nominee (A) does not have, and will not have, any agreement or understanding as to how he or she will vote on any matter and (B) is not a party to, and will not become a party to, any outside compensation arrangement relating to service as a director of the corporation that has not been disclosed to the secretary of the corporation.

(j)The Eligible Stockholder shall file with the Securities and Exchange Commission any solicitation or other communication with the corporation’s stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act, or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act.

(k)No person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 10.

(l)Any Stockholder Nominee who is included in the corporation’s proxy materials for a particular meeting of stockholders but either (1) withdraws from or becomes ineligible or unavailable for election at the meeting, or (2) does not receive at least 25% of the votes cast in favor of the Stockholder Nominee’s election, shall be ineligible to be a Stockholder Nominee pursuant to this Section 10 for the next two annual meetings of stockholders following the meeting for which the Stockholder Nominee has been included in the corporation’s proxy materials.

ARTICLE II

Board of Directors

SECTION 1.  Election, Number and Term.  The board of directors shall be chosen at the annual meeting of the stockholders.  The number of directors shall be thirteen (13).  The directors shall hold office for terms as provided in the articles of incorporation.  This number may be increased or decreased at any time by amendment of these bylaws, but shall always be a number of not less than three.  Directors need not be stockholders.  Directors shall hold office until their successors are elected.

SECTION 2.  Manner of Election.  Except as provided in Section 4 of this Article II, each director shall be elected by a majority of votes cast with respect to the director nominee at any meeting for the election of directors at which a quorum is present; provided that if, as of the expiration of the time when a stockholder may give notice of a nomination of a director pursuant to Section 7 of this Article II, the number of director nominees exceeds the number of directors to be elected, one or more of whom are properly proposed by stockholders, the directors shall be elected by a plurality of the votes properly cast in such election.

If an incumbent director is not reelected, the director shall offer his or her resignation promptly to the Board of Directors.  Within 90 days following certification of the election results, the Board of Directors shall act on the offered resignation.  In determining whether to accept the offered resignation, the Board of Directors shall consider any recommendation of the Governance and Nominating Committee, the factors considered by that committee and any additional information and factors that the Board of Directors believes to be relevant.  Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance and Nominating Committee recommendation or Board of Directors' action regarding whether to accept the offered resignation.

SECTION 3.  Quorum.  A majority of the number of directors fixed by these bylaws shall constitute a quorum.  If less than a quorum is present at a meeting, then a majority of those present may adjourn the meeting to a fixed time and place, no further notice of any adjourned meeting being required.

SECTION 4.  Vacancies.  Any vacancy arising among the directors, including a vacancy resulting from an increase by not more than thirty percent in the number of directors elected by the stockholders, may be filled by a majority vote of the remaining directors though less than a quorum unless sooner filled by the stockholders.

SECTION 5.  Meetings.  Meetings of the board of directors shall be held at times fixed by resolution of the board or upon the call of the chief executive officer or lead director, if one has been appointed by the board of directors, or of one‑third of the members of the board.  Notice of any meeting not held at a time fixed by a resolution of the board shall be given to each director at least two days before the meeting by delivering such notice to him at his residence or business address or by telephoning or electronically transmitting it to him as set forth in this

Section at least one day before the meeting.  Notice may be given by a form of electronic transmission consented to by the director to whom the notice is given.  Any such consent shall be revocable by the director by written notice to the corporation.  Notice given pursuant to this Section shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the director has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the director has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the director of such specific posting when such notice is directed to the record address of the director or to such other address at which the director has consented to receive notice, upon the later of such posting or the giving of such separate notice; and (4) if by any other form of electronic transmission, when consented to by the director.  Any such notice shall contain the time and place of the meeting.  Meetings may be held without notice if all the directors are present or those not present waive notice before or after the meeting.  The chief executive officer, or any director he may designate, shall preside over all meetings of directors.  The lead director, if one has been appointed by the board of directors, shall preside over meetings of the outside directors.

SECTION 6.  Committees.  The board of directors may by resolution designate an executive committee and one or more other committees, each of which shall consist of two or more directors. Any such committee, to the extent provided in the resolution of the board of directors and except as otherwise provided by law, shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation.

SECTION 7.  Nominations of Directors.  Except as otherwise provided in the articles of incorporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the board of directors may be made at any annual meeting of the stockholders (a) by or at the direction of the board of directors or (b) by any stockholder (i) who is a stockholder on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who gives to the corporation notice in writing of the nomination, provided that such written notice is received at the principal executive office of the corporation, addressed to the secretary of the corporation, not less than ninety (90) nor more than one hundred sixty (160) calendar days prior to the anniversary date of the immediately preceding annual meeting; clause (b) of this Section 7, Article II, shall be the exclusive means for a stockholder to make nominations, and any candidate proposed by a stockholder not nominated in accordance with clause (b) and the other provisions of this Section 7 shall not be considered or acted upon for election to the board at such meeting of stockholders.  The written notice given to the corporation shall include all the information about each nominee that would be required by applicable rules and regulations of the Securities and Exchange Commission to be included for nominees listed in the proxy statement for such meeting and shall also include (i) the name and address of the nominating stockholder, (ii) (A) the class or series and number of shares of the capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder and any Stockholder Affiliate and (B) any derivative positions with respect to the corporation's securities held or beneficially held by the nominating stockholder and any Stockholder Affiliate and whether and to the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Affiliate with respect to the corporation's securities, and (iii) a representation as to the existence and nature of any agreement or understanding between any of the nominee, the nominating stockholder and the Stockholder Affiliate (including the identity(ies) of any Stockholder Affiliate) in connection with the nomination of the candidate(s) entered into or in effect within the preceding three years.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  Notwithstanding the foregoing provisions of this Section 7, if the stockholder (or a designated representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

ARTICLE III

Officers

SECTION 1.  Election, Number and Term.  The board of directors, promptly after its election in each year, may elect a chairman of the board and shall elect a president (one of whom shall be designated chief executive officer), a secretary and a treasurer, and may elect one or more vice chairmen and vice presidents and may appoint such other officers as it may deem proper.  Any officer may hold more than one office except that the same person shall not be president and secretary.  Each officer shall hold office until his successor is elected or until his death or until he resigns or is removed in the manner hereinafter provided.

SECTION 2.  Removal.  Any officer may be removed at any time by the vote of the board of directors and any officer or agent appointed otherwise than by the board of directors may be removed by any officer having authority to appoint that officer or agent.

SECTION 3.  Vacancies.  Vacancies among the officers elected by the board of directors shall be filled by the directors.

SECTION 4.  The Chief Executive Officer.  The chief executive officer, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation.  All officers and agents, other than officers or agents elected or appointed by the board of directors, shall be appointed by the chief executive officer or by the heads of departments, subject to the approval of the chief executive officer.  Unless otherwise specifically provided in these bylaws or by direction of the board of directors, the chief executive officer or, at his direction, any officer, employee or agent of the corporation designated by him, may sign and execute all representations, securities, conveyances of real and personal property, leases, licenses, releases, contracts and other obligations and instruments in the name of the corporation.

SECTION 5.  The Vice Chairmen and Vice Presidents.  The vice chairmen and the vice presidents shall perform such duties as from time to time may be assigned to them by the chief executive officer or by the board of directors.  In the absence of the chief executive officer, or in the event of his death, inability or refusal to act, the officer designated by the chief executive officer or the board of directors shall perform the duties of the chief executive officer, and, when so acting, shall have all the powers of and be subject to all the restrictions upon the chief executive officer.  Any vice chairman or vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation.

SECTION 6.  The Secretary.  The secretary shall:  (a) keep the minutes of the meetings of the stockholders and the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholders; (e) sign with the chairman of the board, a vice chairman, the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief executive officer or by the board of directors.

SECTION 7.  The Treasurer.  If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.  He shall:  (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Article IV of these bylaws; (b) when duly authorized, disperse all moneys belonging or coming to the corporation; and (c) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the chief executive officer or by the board of directors.

SECTION 8.  Assistant Secretaries and Assistant Treasurers.  The assistant secretaries, when authorized by the board of directors, may sign with the chairman of the board, a vice chairman, the president or a vice president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors.  The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.  The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the chief executive officer or the board of directors.

SECTION 9.  Salaries.  The salaries of the officers elected by the board of directors and designated as “executive officers” shall be fixed by the board of directors and the salaries of other board-elected officers shall be fixed by the chief executive officer.  The salaries of all other officers shall be fixed by the chief executive officer or by the heads of departments, subject to the approval of the chief executive officer.

ARTICLE IV

Checks and Deposits

SECTION 1.  Checks and Drafts.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

SECTION 2.  Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected in a manner authorized by the board of directors.

ARTICLE V

Certificate of Stock

Each stockholder shall be entitled to a certificate or certificates of stock in such form as may be approved by the board of directors signed by the chairman of the board, a vice chairman, the president or a vice president and by the secretary or an assistant secretary or the treasurer or any assistant treasurer, provided that stock of the corporation may be held in uncertificated form.

The holding and all transfers of stock of the corporation held in uncertificated form shall be effected through a direct registration system operated by a securities depository (as defined in Section 501.01 of the New York Stock Exchange Listed Company Manual).  Within a reasonable amount of time after the issuance or transfer of uncertificated shares, the corporation shall send, or cause to be sent, to the registered holder thereof a written notice that includes the information required by subsections B and C of Section 13.1-647 of the Virginia Stock Corporation Act.

All transfers of stock of the corporation held in certificated form shall be made upon its books by surrender of the certificate for the shares transferred accompanied by an assignment in writing by the holder and may be accomplished either by the holder in person or by a duly authorized attorney in fact.  All transfers of stock of the corporation held in uncertificated form shall be made upon proper instructions from the holder thereof.

In case of the loss, mutilation or destruction of a certificate of stock, a duplicate certificate or uncertificated shares in the place of the previously issued certificate may be issued upon such terms not in conflict with law as the board of directors may prescribe.

The board of directors may also appoint one or more transfer agents and registrars and may require stock certificates to be countersigned by a transfer agent or registered by a registrar or may require stock certificates to be both countersigned by a transfer agent and registered by a registrar. If certificates of capital stock of the corporation are signed by a transfer agent or by a registrar (other than the corporation itself or one of its employees), the signature thereon of the officers of the corporation and the seal of the corporation thereon may be facsimiles, engraved or printed.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the corporation.

ARTICLE VI

Seal

The seal of the corporation shall be a flat‑faced circular die, of which there may be any number of counterparts, with the word "SEAL" and the name of the corporation and the state and year of incorporation engraved thereon.

ARTICLE VII

Fiscal Year

The fiscal year of the corporation shall begin on the first day of January and end on the thirty‑first day of December in each year.

ARTICLE VIII

Voting of Stock Held

Unless otherwise ordered by the board of directors, the chief executive officer, or his designee, shall have full power and authority in behalf of the corporation to attend and to act and to vote at any meetings of stockholders of any corporation in which the corporation may hold stock, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, which, as the owner thereof, the corporation might have possessed and exercised if present, and may sign proxies on behalf of the corporation with respect to any such meeting or sign consents on behalf of the corporation with respect to corporate actions permitted without a meeting of stockholders.  The board of directors, by resolution, from time to time, may confer like powers upon any other person or persons.

ARTICLE IX

Amendments

These bylaws may be altered, amended or repealed and new bylaws may be adopted by the board of directors at any regular or special meeting of the board of directors.

ARTICLE X

Control Share Acquisitions

Article 14.1 of the Virginia Stock Corporation Act ("Control Share Acquisitions") shall not apply to acquisitions of shares of stock of the corporation.

ARTICLE XI

Forum for Adjudication of Disputes

Unless the corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a legal or fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director, officer, employee or agent of the corporation arising out of or relating to any provision of the Virginia Stock Corporation Act or the Articles of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action against the corporation or any director, officer, employee or agent of the corporation governed by the internal affairs doctrine shall be a circuit court in any of the cities of Chesapeake, Norfolk or Virginia Beach or any federal district court in the Eastern District of Virginia, unless no such court has personal jurisdiction over an indispensable party named as a defendant. Failure to enforce the foregoing provisions would cause the corporation irreparable harm and the corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI. If any action the subject matter of which is within the scope of this Article XI is filed in a court other than a court located within the Commonwealth of Virginia (a “Foreign Action”) by or in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the Commonwealth of Virginia in connection with any action brought in any such court to enforce the provisions of this Article XI and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.